UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): May 8, 2024

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2024, the Board of Directors (the “Board”) of Boston Scientific Corporation (the “Company”), upon recommendation of the Nominating and Governance Committee of the Board, increased the number of directors comprising the Board from nine to ten, and appointed Cheryl Pegus, MD, MPH, to be a director of the Company, to hold office until the next annual meeting of stockholders, effective May 8, 2024. The Board further appointed Dr. Pegus to serve as a member of the Executive Compensation and Human Resources Committee and the Risk Committee of the Board.

Under the Company’s non-employee director compensation program (the “Program”), Dr. Pegus will receive standard non-employee director compensation, prorated for the time period from the effective date of her appointment to the date of the Company’s 2025 annual meeting of stockholders, which includes (i) a cash retainer of approximately $122,950 (representing the prorated amount of the Program’s cash retainer of $125,000, which can be received in cash or an equity alternative) and (ii) an equity award valued at approximately $211,474 (representing the prorated amount of the Program’s annual grant of equity having a value of $215,000), which vests at the end of her term. The actual number of shares to be granted to Dr. Pegus will be determined on the date of grant, June 3, 2024, which is the first business day of the month following the month in which she was appointed.

In connection with her appointment to the Board, the Company intends to enter into an indemnification agreement with Dr. Pegus in substantially the same form as the Company has entered with each of the Company’s existing directors and as previously filed with the Securities and Exchange Commission.

Dr. Pegus does not have any arrangement or understanding with any other person pursuant to which she was appointed as a director, nor does she have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2024, the Board amended and restated the Company’s By-Laws to provide for certain clerical and administrative changes (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws became effective May 9, 2024.

The foregoing summary of the Amended and Restated By-Laws is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, including a copy of the Amended and Restated By-Laws marked to show the clerical and administrative changes, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 7.01    Regulation FD Disclosure.

On May 8, 2024, the Company issued a press release (the “Press Release”) announcing the appointment of Dr. Pegus to the Board. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

On May 10, 2024, the Company entered into a third amendment (the “Amendment”) to the Company’s $2.750 billion revolving credit agreement (the “Credit Agreement”), dated as of May 10, 2021, by and among the Company, as borrower, the several lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent. The Amendment provides for, among other things, (i) an extension of the scheduled maturity date from May 10, 2027 to May 10, 2029 for consenting lenders, (ii) an amendment of the Ratings based pricing grid of the Applicable Margin and (iii) resetting the applicable date for purposes of determining the amounts of restructuring charges and restructuring-related expenses that may be excluded from Consolidated EBITDA for purposes of the Company’s Maximum Leverage Ratio covenant, from December 31, 2022 to March 31, 2024. Accordingly, with respect to permitted exclusions from Consolidated EBITDA for purposes of calculating the Maximum Leverage Ratio, the Company may exclude, among other things, any cash and non-cash charges with respect to restructurings, plant closings, staff reductions, distributor network optimization initiatives, distribution technology optimization initiatives or other similar charges, provided that the aggregate amount of all such charges shall not exceed $500,000,000 since March 31, 2024 (previously December 31, 2022).

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Amendment and the Credit Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Boston Scientific Corporation

3.2	Amended and Restated By-Laws of Boston Scientific Corporation (marked to show amendments)

10.1
Third Amendment, dated as of May 10, 2024, to the Credit Agreement, dated as of May 10, 2021, by and among Boston Scientific Corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

99.1	Press Release issued by Boston Scientific Corporation, dated May 8, 2024

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 10, 2024	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel and Assistant Secretary